                                                                     EXHIBIT 4.4

                  SUPPLEMENTAL INDENTURE (this "Supplemental Indenture") dated as of February 28, 2003, among KELSEY-HAYES COMPANY, KELSEY-HAYES HOLDINGS INC.,
KH HOLDINGS, INC., LAKE CENTER INDUSTRIES TRANSPORTATION, INC., LUCAS AUTOMOTIVE
INC., LUCASVARITY AUTOMOTIVE HOLDING COMPANY, TRW AUTO HOLDINGS INC., TRW
AUTOMOTIVE (LV) CORP., TRW AUTOMOTIVE FINANCE (LUXEMBOURG), S.A.R.L., TRW
AUTOMOTIVE HOLDING COMPANY, TRW AUTOMOTIVE J.V. LLC, TRW AUTOMOTIVE SAFETY
SYSTEMS ARKANSAS INC., TRW AUTOMOTIVE U.S. LLC, TRW COMPOSANTS MOTEURS INC., TRW
EAST INC., TRW OCCUPANT RESTRAINTS SOUTH AFRICA INC., TRW ODYSSEY INC., TRW
OVERSEAS INC., TRW POWDER METAL INC., TRW SAFETY SYSTEMS INC., TRW TECHNAR INC.,
TRW VEHICLE SAFETY SYSTEMS INC., VARITY EXECUTIVE PAYROLL, INC., WORLDWIDE
DISTRIBUTION CENTERS, INC. (each, a "New Guarantor"), each a subsidiary of TRW
AUTOMOTIVE ACQUISITION CORP., a Delaware corporation (the "Company"), and THE
BANK OF NEW YORK, a New York banking corporation, as trustee under the indenture referred to below (the "Trustee").

                              W I T N E S S E T H :

                  WHEREAS the Company has heretofore executed and delivered to the Trustee an Indenture (the "Indenture") dated as of February 18, 2003, providing for the issuance of the Company's 11% Senior Subordinated Notes due
2013 (the "Securities"), initially in the aggregate principal amount of
$300,000,000;

                  WHEREAS Section 4.11 of the Indenture provides that the
Company is required to cause each New Guarantor to execute and deliver to the
Trustee a supplemental indenture pursuant to which each New Guarantor shall unconditionally guarantee all the Company's obligations under the Securities pursuant to a Senior Subordinated Guarantee on the terms and conditions set forth herein; and

                  WHEREAS pursuant to Section 9.01 of the Indenture, the
Trustee, the Company and the existing Guarantors are authorized to execute and deliver this Supplemental Indenture;

                  NOW THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt of which is hereby acknowledged, each New Guarantor, the Company, and the Trustee mutually covenant and agree for the equal and ratable benefit of the holders of the Securities as follows:

                  1. Agreement to Guarantee. Each New Guarantor hereby agrees, jointly and severally with all existing Guarantors (if any), to unconditionally guarantee the

                                                                               2

Company's obligations under the Securities on the terms and subject to the conditions set forth in Articles 11 and 12 of the Indenture and to be bound by all other applicable provisions of the Indenture and the Securities.

                  2. Ratification of Indenture; Supplemental Indentures Part of
Indenture. Except as expressly amended hereby, the Indenture is in all respects ratified and confirmed and all the terms, conditions and provisions thereof shall remain in full force and effect. This Supplemental Indenture shall form a part of the Indenture for all purposes, and every holder of Securities heretofore or hereafter authenticated and delivered shall be bound hereby.

                  3. Governing Law. THIS SUPPLEMENTAL INDENTURE SHALL BE
GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW
YORK.

                  4. Trustee Makes No Representation. The Trustee makes no
representation as to the validity or sufficiency of this Supplemental Indenture.

                  5. Counterparts. The parties may sign any number of copies of this Supplemental Indenture. Each signed copy shall be an original, but all of them together represent the same agreement.

                  6. Effect of Headings. The Section headings herein are for convenience only and shall not effect the construction thereof.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

                  IN WITNESS WHEREOF, the parties hereto have caused this
Supplemental Indenture to be duly executed as of the date first above written.

                                   KELSEY-HAYES COMPANY

                                   By           /s/ David L. Bialosky
                                        ---------------------------------------
                                        Name:   David L. Bialosky
                                        Title:  Secretary and Vice President

                                   KELSEY-HAYES HOLDINGS INC.

                                   By           /s/ David L. Bialosky
                                        ---------------------------------------
                                        Name:   David L. Bialosky
                                        Title:  Secretary and Vice President

                                   KH HOLDINGS, INC.

                                   By           /s/ David L. Bialosky
                                        --------------------------------------
                                        Name:   David L. Bialosky
                                        Title:  Secretary and Vice President

                                   LAKE CENTER INDUSTRIES
                                   TRANSPORTATION, INC.

                                   By           /s/ David L. Bialosky
                                        ---------------------------------------
                                        Name:   David L. Bialosky
                                        Title:  President

                                   LUCAS AUTOMOTIVE INC.

                                   By           /s/ David L. Bialosky
                                        ---------------------------------------
                                        Name:   David L. Bialosky
                                        Title:  Secretary

                                  LUCASVARITY AUTOMOTIVE
                                  HOLDING COMPANY

                                  By          /s/ David L. Bialosky
                                      -----------------------------------------
                                      Name:   David L. Bialosky
                                      Title:  Vice President and General Counsel

                                 TRW AUTO HOLDINGS INC.

                                 By          /s/ David L. Bialosky
                                      -----------------------------------------
                                      Name:   David L. Bialosky
                                      Title:  Vice President and General Counsel

                                TRW AUTOMOTIVE (LV) CORP.

                                 By           /s/ David L. Bialosky
                                     ------------------------------------------
                                     Name:   David L. Bialosky
                                     Title:  Secretary

                                TRW AUTOMOTIVE FINANCE
                                (LUXEMBOURG), S.A.R.L.

                                By:         /s/ Neil P. Simpkins
                                     ------------------------------------------
                                     Name:   Neil P. Simpkins
                                     Title:  Sole Manager

                                TRW AUTOMOTIVE HOLDING
                                COMPANY

                                By           /s/ David L. Bialosky
                                     ------------------------------------------
                                     Name:   David L. Bialosky
                                     Title:  Secretary and Vice President

                                TRW AUTOMOTIVE J.V. LLC

                                By           /s/ David L. Bialosky
                                     ------------------------------------------
                                     Name:   David L. Bialosky
                                     Title:  Secretary and General Counsel

                                TRW AUTOMOTIVE SAFETY SYSTEMS
                                ARKANSAS INC.

                                By           /s/ David L. Bialosky
                                     ------------------------------------------
                                     Name:   David L. Bialosky
                                     Title:  Secretary and Vice President

                                TRW AUTOMOTIVE U.S. LLC

                                By           /s/ David L. Bialosky
                                    -------------------------------------------
                                    Name:   David L. Bialosky
                                    Title:  Vice President and General Counsel

                                TRW COMPOSANTS MOTEURS INC.

                                By           /s/ David L. Bialosky
                                     ------------------------------------------
                                     Name:   David L. Bialosky
                                     Title:  Secretary

                                TRW EAST INC.

                                By           /s/ David L. Bialosky
                                     ------------------------------------------
                                     Name:   David L. Bialosky
                                     Title:  Secretary and Vice President

                                TRW OCCUPANT RESTRAINTS SOUTH
                                AFRICA INC.

                                By           /s/ David L. Bialosky
                                     ------------------------------------------
                                     Name:   David L. Bialosky
                                     Title:  Secretary and Vice President

                                TRW ODYSSEY INC.

                                By           /s/ David L. Bialosky
                                     ------------------------------------------
                                     Name:   David L. Bialosky
                                     Title:  Secretary and Vice President

                                TRW OVERSEAS INC.

                                By           /s/ David L. Bialosky
                                     ------------------------------------------
                                     Name:   David L. Bialosky
                                     Title:  Assistant Secretary and
                                             Vice President

                                TRW POWDER METAL INC.

                                By           /s/ David L. Bialosky
                                     ------------------------------------------
                                     Name:   David L. Bialosky
                                     Title:  Secretary and President

                                TRW SAFETY SYSTEMS INC.

                                By           /s/ David L. Bialosky
                                     ------------------------------------------
                                     Name:   David L. Bialosky
                                     Title:  Secretary and Vice President

                                TRW TECHNAR INC.

                                By           /s/ David L. Bialosky
                                     ------------------------------------------
                                     Name:   David L. Bialosky
                                     Title:  Secretary and Vice President

                                TRW VEHICLE SAFETY SYSTEMS INC.

                                By           /s/ David L. Bialosky
                                     ------------------------------------------
                                     Name:   David L. Bialosky
                                     Title:  Vice President and General Counsel

                                VARITY EXECUTIVE PAYROLL, INC.

                                By           /s/ David L. Bialosky
                                     ------------------------------------------
                                     Name:   David L. Bialosky
                                     Title:  Secretary

                                WORLDWIDE DISTRIBUTION
                                CENTERS, INC.

                                By           /s/ David L. Bialosky
                                     ------------------------------------------
                                     Name:   David L. Bialosky
                                     Title:  Secretary and Vice President

                                TRW AUTOMOTIVE ACQUISITION
                                CORP.

                                By           /s/ David L. Bialosky
                                     ------------------------------------------
                                     Name:   David L. Bialosky
                                     Title:  Vice President, General Counsel
                                             and Secretary

                                THE BANK OF NEW YORK, as Trustee

                                By           /s/ Luis Perez
                                     ------------------------------------------
                                     Name:   Luis Perez
                                     Title:  Assistant Vice President